UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 25, 2017)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 25, 2017, AAC Holdings, Inc. (the “Company”) entered into that certain Incremental Loan Assumption Agreement (the “Agreement”), with the Incremental Revolving Credit Lenders (as defined in the Agreement), Credit Suisse AG, Cayman Islands Branch, as administrative agent (“Credit Suisse”), and the other Loan Parties (as defined in the Agreement) party thereto, relating to that certain Credit Agreement, dated as of June 30, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”), by and among the Company, Credit Suisse and the Lenders (as defined in the Credit Facility) party thereto.

The Agreement provides for an increase in the Company’s existing $40 million revolving line of credit pursuant to the Credit Facility by a principal amount of $15 million (the “Incremental Revolving Credit Commitments”). The Revolving Loans (as defined in the Credit Facility), including any Revolving Loans extended in connection with the Incremental Revolving Credit Commitments, have a maturity date of June 30, 2022, subject to customary events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, certain events of bankruptcy and insolvency, material judgments, certain ERISA events, invalidity of loan documents and certain changes in control.

The Company intends to use the proceeds of the Revolving Loans extended in connection with the Incremental Revolving Credit Commitments for general corporate purposes.

The foregoing description of the Agreement does not purport to be a complete description of the parties’ rights and obligations under the Agreement. The above description is qualified in its entirety by reference to the complete Agreement, a copy of which is filed herewith as Exhibit 10.1, which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information included in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Incremental Loan Assumption Agreement, dated September 25, 2017, by and among AAC Holdings, Inc., the Incremental Revolving Credit Lenders, Credit Suisse AG, as administrative agent, and the other Loan Parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chairman and Chief Executive Officer

Date: September 25, 2017